Exhibit 99.1

DESKTOP METAL TO BECOME PUBLIC, CREATING THE ONLY LISTED
PURE-PLAY ADDITIVE MANUFACTURING 2.0 COMPANY

●	Desktop Metal is a leader in mass production and turnkey additive manufacturing solutions, offering the fastest metal 3D printing technology in the market, up to 100x the speed of legacy technologies(1)
●	The additive manufacturing industry is estimated to grow from $12 billion to $146 billion this decade as it shifts from prototyping to mass production
●	Desktop Metal to become publicly listed through a business combination with Trine (NYSE:TRNE)
●	Combined company to have an estimated post-transaction equity value of up to $2.5 billion and will remain listed on the NYSE under the ticker symbol “DM” following expected transaction close in the fourth quarter of 2020
●	Transaction to provide up to $575 million in gross proceeds, comprised of Trine’s $300 million of cash held in trust (assuming no redemptions) and a $275M fully committed common stock PIPE at $10.00 per share, including investments from Miller Value Partners, XN, Baron Capital Group, Chamath Palihapitiya, JB Straubel, and HPS Investment Partners
●	Leo Hindery, Jr., legendary technology investor and operator, to join Desktop Metal’s board
●	All significant Desktop Metal shareholders including, Lux Capital, NEA, Kleiner Perkins, Ford Motor Company, Google Ventures, and Koch Disruptive Technologies will retain their equity holdings through Desktop Metal’s transition into the public listed company

BOSTON, MA (August 26, 2020) – Desktop Metal, Inc. (“Desktop Metal” or the “Company”) a leader in mass production and turnkey additive manufacturing solutions, announced today it will become a publicly listed company in order to accelerate its growth trajectory within the rapidly growing additive manufacturing market and capitalize on the strong secular tailwinds supporting the reshoring of manufacturing and supply chain flexibility. The Company has signed a definitive business combination agreement with Trine Acquisition Corp. (NYSE: TRNE), a special purpose acquisition company led by Leo Hindery, Jr. and HPS Investment Partners, a global credit investment firm with over $60 billion in assets under management. Upon closing of the transaction, the combined operating company will be named Desktop Metal, Inc. and will continue to be listed on the New York Stock Exchange and trade under the ticker symbol “DM.”

The additive manufacturing industry grew at a 20 percent annual compound rate between 2006 and 2016 before accelerating to 25 percent compound annual growth over the last 3 years, a rate that is expected to continue over the next decade as the market surges from $12 billion in 2019 to an estimated $146 billion in 2030. This market inflection is being driven by a shift in applications from design prototyping and tooling to mass production of end-use parts, enabled by the emergence of what Desktop Metal refers to as “Additive Manufacturing 2.0,” a wave next-generation additive manufacturing technologies that unlock throughput, repeatability, and competitive part costs. These solutions feature key innovations across printers, materials, and software and pull additive manufacturing into direct competition with conventional processes used to manufacture $12 trillion in goods annually.

Desktop Metal’s cash on hand after giving effect to the transaction will enable the Company to capitalize on its position at the forefront of Additive Manufacturing 2.0 by accelerating the Company’s rapid growth and product development efforts. The Company will also use the proceeds to support constructive consolidation in the additive manufacturing industry.

Led by an experienced team with deep operational and scientific pedigree, Desktop Metal has distribution in more than 60 countries around the world and broad adoption from leading companies spanning array of industries, including automotive, consumer products, industrial automation, medical devices, and aerospace & defense.

Desktop Metal is ready to rapidly deploy its full suite of additive manufacturing solutions to existing and new customers on a global basis. The Company’s broad product portfolio includes the Studio SystemTM, an office-friendly metal 3D printing system for low volume production, which has been shipping in volume for more than a year, as well as the new Shop SystemTM for mid-volume manufacturing and its continuous fiber composite printer, FiberTM, both of which are expected to ship in the fourth quarter of 2020. The Company’s Production SystemTM, which has begun shipping to early customers and is expected to ship in volume in the second half of 2021, is designed to be the fastest way to 3D print metal parts at-scale, achieving print speeds up to 100x faster than legacy technologies and delivering thousands of parts per day at costs competitive with traditional manufacturing.

“We are at a major inflection point in the adoption of additive manufacturing, and Desktop Metal is leading the way in this transformation,” said Co-founder, Chairman & Chief Executive Officer of Desktop Metal, Ric Fulop. “Our solutions are designed for both massive throughput and ease of use, enabling organizations of all sizes to make parts faster, more cost effectively, and with higher levels of complexity and sustainability than ever before. We are energized to make our debut as a publicly traded company and begin our partnership with Trine, which will provide the resources to accelerate our go-to-market efforts and enhance our relentless efforts in R&D.”

Leo Hindery, Jr., Chairman & Chief Executive Officer of TRNE added, “After evaluating more than 100 companies, we identified Desktop Metal as the most unique and compelling opportunity, a company that we believe is primed to be the leader in a rapidly growing industry thanks to their substantial technology moat, deep customer relationships across diverse end-markets, and impressive, recurring unit economics. Ric has put together an exceptional team and board of directors with whom we are excited to partner to create the only publicly traded pure-play Additive Manufacturing 2.0 company.”

Tom Wasserman, Director of TRNE and Managing Director of HPS Investment Partners added, “We are thrilled to partner with Ric and Desktop Metal to help the Company achieve its goals and capture the massive Additive Manufacturing 2.0 opportunity. Thanks to its tremendous team, we believe Desktop Metal has incredible potential for future growth, which will only be accelerated by the extensive financial resources provided by this transaction.”

Transaction Overview

Pursuant to the transaction, TRNE, which currently holds $300 million in cash in trust, will combine with Desktop Metal at an estimated $2.5 billion pro forma equity value. Assuming no redemptions by TRNE’s existing public stockholders, Desktop Metal’s existing shareholders will hold approximately 74 percent of the issued and outstanding shares of common stock immediately following the closing of the business combination.

Cash proceeds in connection with the transaction will be funded through a combination of TRNE’s cash in trust and a $275 million fully committed common stock PIPE at $10.00 per share, including investments from funds and affiliates of Miller Value Partners, XN, Baron Capital Group, Chamath Palihapitiya, JB Straubel, and HPS Investment Partners.

The boards of directors of both Desktop Metal and TRNE have unanimously approved the proposed transaction. Completion of the proposed transaction is subject to approval of Trine and Desktop Metal stockholders and other closing conditions, including a registration statement being declared effective by the Securities and Exchange Commission, and is expected to be completed in the fourth quarter of 2020.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by TRNE today with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Credit Suisse is serving as the exclusive capital markets advisor to Desktop Metal and as sole private placement agent to TRNE. BTIG, LLC is serving as financial and capital markets advisor to TRNE. Latham & Watkins LLP is serving as legal advisor to Desktop Metal, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor to TRNE. ICR is serving as investor relations and communications advisor to Desktop Metal.

Investor Conference Call

Desktop Metal and TRNE will host a joint investor conference call to discuss the business and the proposed transaction today, August 26, 2020, at 8:00 AM ET.

To listen to the conference call via telephone, dial 1-877-407-4018 or 1-201-689-8471 (international callers/U.S. toll) and enter the conference ID number 13708990. To listen to the webcast, please click here. A replay of the call will be accessible at the webcast link.

For Desktop Metal investor relations website, visit www.desktopmetal.com/investors.

About Desktop Metal

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make Additive Manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum and named to MIT Technology Review’s list of 50 Smartest Companies.

For more information, visit www.desktopmetal.com.

About Trine Acquisition Corp

Trine Acquisition Corp is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities.

For more information, visit www.trineacquisitioncorp.com.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Desktop Metal, Inc. (“Desktop”) and Trine Acquisition Corp. (“Trine”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Desktop and the markets in which it operates, and Desktop’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Trine’s securities, (ii) the risk that the transaction may not be completed by Trine’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Trine, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of Trine and Desktop, the satisfaction of the minimum trust account amount following redemptions by Trine’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Desktop’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Desktop and potential difficulties in Desktop employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Desktop or against Trine related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of Trine’s securities on the New York Stock Exchange, (x) the price of Trine’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Desktop plans to operate, variations in performance across competitors, changes in laws and regulations affecting Desktop’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive additive manufacturing industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Trine’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed below and other documents filed by Trine from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop and Trine assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Desktop nor Trine gives any assurance that either Desktop or Trine will achieve its expectations.

Additional Information and Where to Find It

This document relates to a proposed transaction between Desktop and Trine. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Trine intends to file a registration statement on Form S-4 that will include a proxy statement of Trine, a consent solicitation statement of Desktop and a prospectus of Trine. The proxy statement/consent solicitation statement/prospectus will be sent to all Trine and Desktop stockholders. Trine also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Trine and Desktop are urged to read the registration statement, the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Trine through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Trine may be obtained free of charge from Trine’s website at www.trineacquisitioncorp.com or by written request to Trine at Trine Acquisition Corp., 405 Lexington Avenue, 48th Floor, New York, NY 10174.

Participants in the Solicitation

Trine and Desktop and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Trine’s stockholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the proposed transaction. You may obtain a free copy of these documents as described in the preceding paragraph.

Press Contacts

For Desktop Metal Investor / Media Relations

Lynda McKinney

press@desktopmetal.com

Investor Relations

Mike Callahan / Tom Cook

DesktopMetalIR@icrinc.com

For Trine Acquisition Corp.

Pierre Henry

phenry@trineacquisitioncorp.com

For HPS Investment Partners

Prosek Partners

Mike Geller / Josh Clarkson

mgeller@prosek.com / jclarkson@prosek.com

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(1)	Based on published speeds of binder jetting and laser powder bed fusion systems comparable to the Production SystemTM available as of August 25, 2020 and using comparable materials and processing parameters.